Exhibit 99.3
Carriage Services (NYSE: CSV) December 7, 2005

Forward-Looking Statements The statements in this presentation that are not historical facts are forward-looking statements made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. These statements may be accompanied by words that convey the uncertainty of future events or outcomes. These statements are based on assumptions that we believe are reasonable; however, many important factors could cause our actual results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. For further information on these risks and uncertainties, see the Company's Securities and Exchange Commission filings, including our 2004 Annual Report on Form 10-K. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events or otherwise.

Guiding Principles Honesty, Integrity and Quality in all that we do Hard work, pride of accomplishment and shared success through employee ownership Belief in the power of people though individual initiative and teamwork Outstanding service and profitability go hand-in-hand Growth of the Company is driven by decentralization and partnership "We are committed to being the most professional, ethical and highest quality funeral and cemetery service organization in our industry." To achieve our mission, we are committed to the following principles:

Key Investment Considerations Dominant Market Presence - Carriage has #1 or #2 market share positions in over 70% of its mostly suburban markets Superior Profitability - Carriage has the highest gross profit margin and second highest EBITDA margin of the public death care companies Substantial and Growing Free Cash Flow Strong and Flexible Capital Structure - With low cost, long-term liabilities New Five-Year Goals - Now that Carriage's existing operations are improving and its financial flexibility has been restored, Carriage is positioned for growth and has established five year goals that include new acquisitions Small is Beautiful - Small size enables material performance increase from future acquisitions Attractive Valuation - Based on current cash flow yield and long-term potential Substantial Long-Term Appreciation Potential - Due to small share count and ability to use FCF for growth versus issuing equity or debt

Founded in 1991; initial public offering in 1996 Aggressive growth, spending $400 million at peak of market to acquire businesses Carriage History Acquisitions curtailed and Corporate Development activities ceased Fresh Start -financial restructuring Improved or disposed of under performing businesses Reduced debt by $94 million Increased and better aligned earnings and free cash flow Organizational restructuring and upgrading leadership Changed from budget and control model to "Being the Best" standards model Rebuilt funeral systems infrastructure New funeral service, pricing and merchandizing strategies Funeral incentives aligned with standards "Being the Best" standards model for cemetery operations Improve execution of "Being the Best" standards model Refinanced Senior Debt Positioned for growth using free cash flow Disciplined growth strategy 2005 2004 1999 - 2003 1991 - 1998

Market Presence Operations in 28 states Focus on attractive suburban markets 135 Funeral Homes 29 Cemeteries (includes 5 Combos) Market leader (#1 or #2) in over 70% of locations 2nd most profitable funeral and cemetery operations among public companies Carriage Services is the 4th largest funeral and cemetery services company in the U.S., with strong positions in East and West regions

Superior Profitability* 2003 2004 2005E Revenue 147 150.2 155 EBITDA 34.3 35.2 36.5 FCF 4.5 10.5 9.5 Revenue, EBITDA and FCF from Continuing Operations EBITDA Margins from Continuing Operations Carriage has historically generated the 2nd highest EBITDA margins in the industry 2003 2004 2005E EBITDA Margin 0.233 0.234 0.235 * Data for 2003 - 2004 includes the pro forma effect of the 2005 accounting change to expense deferred obtaining costs.

Business Strategy - Focus on Leadership and Entrepreneurial Principles Entrepreneurial Spirit "Being the Best" Decentralized Management Disciplined Acquisition Strategy Standards not Budgets Variable Compensation Upgrade People and Systems Increase Market Share Increase Profits and Cash Flow Decentralized and entrepreneurial operating model Alignment of incentives and drivers of success Focus on upgrading people and effective use of technology Strong local leadership will grow market share and improve profitability Strategic standards model to evaluate acquisition candidates

Funeral Operations - "Being the Best" Standards Market Share Increase families served over time 30% Take away market share from competitors 5% Quality and Structure of Staff Right quality personnel 10% Upgrade staff continuously 10% Manage salary and benefits costs 12% Financial and Operating Grow average revenue per contract 10% Maintain strong gross margins 10% Maintain strong EBITDA margins 10% Control bad debts and accounts receivable aging 3% Established standards are used to determine variable compensation and are tailored to reflect size of business and cremation mix Weighting

2003 2004 2005E Revenue 112.588 112.8 116 EBITDA 34.1 34.5 36.5 EBITDA Margin 0.303 0.306 0.315 Funeral Home Operations Funeral home operations are some of the most profitable among public companies Higher percentage of at-need business Lower cremation rate Flat organization Future upside from new operating model implemented 2004 Increasing market share Higher productivity and lower people costs Improved merchandise strategy Margins increasing Average revenue increased 3.3% Decreasing operating costs Profitable Funeral Homes: From Continuing Operations ($ in Millions)* * Data for 2003 - 2004 includes the pro forma effect of the 2005 accounting change to expense deferred obtaining costs.

Cemetery Operations Stable cemetery EBITDA margins Shifted focus to a lower cost customer referral model Commission structure and incentives aligned to emphasize property sales Interment rights approximate 50% of revenues Emphasis on maximizing current heritage Strengthens ties between our cemeteries and our clients Commission structure and incentives aligned to achieve proper mix objectives Expanding market to capture growing ethnic and religious diversity Profitable Cemeteries: From Continuing Operations ($ in Millions)* 2003 2004 2005E Revenue 34.4 37.4 39 EBITDA 9.4 9.7 10.3 EBITDA Margin 0.273 0.259 0.264 * Data for 2003 - 2004 includes the pro forma effect of the 2005 accounting change to expense deferred obtaining costs.

Substantial and Growing Free Cash Flow 2005E(MM) EBITDA (1) $36.5 Less: Cash Interest, Net (2) 18.3 Cash Taxes 0.3 Working Capital 0.9 Capital Expenditures 7.5 = Free Cash Flow (1)(2) $9.5 Our Free Cash Flow is Simple, Predictable and Transparent Excludes a charge for early retirement for debt of $6.7 million ($4.2 million after tax, or $0.22 per diluted share), and excludes any gains or losses associated with asset dispositions. (2) Excludes payment of cumulative deferred distributions associated with our TIDES and additional interest paid on senior debt retired early.

2005 Outlook Income Statement Items Revenue $154.0 - $156.0 Adjusted net earnings per share (diluted) $0.25 - $0.27 (1) Adjusted net earnings $4.6 - $5.2 (1) Add: Depreciation and amortization 10.3 - 10.6 Add: Interest expense, net 18.2 - 18.4 Add: Income taxes 2.7 - 3.1 Adjusted EBITDA $35.8 - $37.3 (1) (1) Excludes a charge in connection with the senior debt refinancing in January 2005 of $6.7 million ($4.2 million after tax, or $.22 per diluted share), and excludes any gains or losses associated with asset dispositions.

Strong and Flexible Capital Structure

Term Income Deferrable Equity Securities (TIDES) Carriage Issued $93.75 million of 7% convertible preferred securities in 1999 Matures in 2029 Subordinated to all indebtedness Distributions may be deferred for up to 5 years at Carriage's option By bringing distributions current, deferral period can be reset unlimited number of times Practical implications of the TIDES include: Issued in lieu of common stock (low share count) Inexpensive capital (7% tax-deductible coupon) No call provision, even upon change in control Possible future exchange for common equity, if accretive

New Five Year Goals 2005-2009 2005-2006 Continue to improve existing portfolio free cash flow Build cash to $36 - $40 million by December 2006 assuming no acquisitions Using cash, acquire new operating assets selectively and cautiously 2007-2009 Accelerate acquisition pace if quantity and quality of acquisitions warrant. Five-Year Goals $195 million of revenue $49 million of EBITDA without additional leverage $0.60 EPS without additional equity $20 million free cash flow after cash taxes Improve credit profile by decreasing leverage ratios

Disciplined Growth Strategy No meaningful acquisitions for the last five years Inventory of potential sellers with succession issues is building Sellers are extremely wary of operating style and reputation of buyer Carriage Services - excellent reputation re: operating style Smaller size and new operating model gives Carriage a competitive advantage Price expectations for quality operators range from 5 to 6 x EBITDA Selective acquisition of high quality independent businesses Leading market share "Being the Best" standards (quantitative and qualitative) "Sweet spot" in 300+ or larger calls per business (at least $2.0 million in annual revenue) Growing suburban markets of 100,000+ with favorable demographic trends Funded from free cash flow

Attractive Valuation

Carriage Services (NYSE: CSV) December 7, 2005

Disclosure of Non-GAAP Performance Measures We report our financial results in accordance with generally accepted accounting principles ("GAAP"). However, management believes that certain non-GAAP performance measures and ratios, which management uses in managing our business, may provide users of this financial information additional meaningful comparisons between results in historical periods. We refer to the term "EBITDA" and "free cash flow" in various places of our financial discussion. EBITDA is defined by us as net income from continuing operations before interest expense and other financing costs, income tax expense, and depreciation and amortization expense. Free cash flow is defined by us as cash provided by continuing operations less capital expenditures. EBITDA and free cash flow are not measures of operating performance under generally accepted accounting principles, or GAAP, and should not be considered in isolation nor construed as an alternative to operating profit, net income (loss) or cash flows from operating, investing or financing activities, each as determined in accordance with GAAP. You should also not consider EBITDA or free cash flow as measures of liquidity. Moreover, since EBITDA and free cash flow are not measures determined in accordance with GAAP and thus are susceptible to varying interpretations and calculations, EBITDA and free cash flow are as presented, may not be comparable to similarly titled measures presented by other companies.

Disclosure of Non-GAAP Performance Measures

Disclosure of Non-GAAP Performance Measures We define free cash flow as cash provided by continuing operating activities less capital expenditures for property, plant and equipment. Additionally, to remove the impact from the deferrals and payment of interest on the convertible junior subordinated debenture, free cash flow has been adjusted.